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                                                                    EXHIBIT 10.3



                           SECOND AMENDED AND RESTATED
                           SECURITY AGREEMENT - PLEDGE
                    (AS THE SAME MAY BE AMENDED, MODIFIED OR
                SUPPLEMENTED FROM TIME TO TIME, THIS "AGREEMENT")

         Administaff, Inc., a Delaware corporation, whose address is 19001 Crescent Springs Drive, Kingwood, Montgomery County, Texas 77339 (herein referred to as "Secured Party"); and Richard G. Rawson and wife, Dawn Rawson (herein referred to collectively as the "Rawsons"), whose address is 2902 Valley Manor Drive, Kingwood, Harris County, Texas 77339, and RDKB Rawson L.P., a Texas Family Limited Partnership (herein referred to as the "Partnership," and together with the Rawsons herein referred to collectively as "Debtors"), agree as follows:

Section I. Creation of Security Interest.

         The Rawsons hereby jointly and severally grant a security interest in, and pledge to, Secured Party the "Rawson Collateral" (hereinafter defined) to secure the performance and payment by Debtors of any and all indebtedness and obligations now or hereafter owing by Debtors or any of them to Secured Party, including, without limitation, pursuant to or under (i) that certain Second Amended and Restated Promissory Note executed to be effective as of June 22, 1995 in the original principal amount of $693,694.75 executed by Debtors payable to the order of Secured Party; (ii) that certain Second Amended and Restated Promissory Note executed to be effective as of April 11, 1996 in the original principal amount of $300,000.00, also executed by Debtors payable to the order of Secured Party (the Second Amended and Restated Promissory Notes described in the foregoing clauses (i) and (ii) shall be herein referred to collectively as the "Promissory Notes"); (iii) this Agreement; and (iv) any and all "Other Documents" (hereinafter defined).

         The Partnership hereby grants a security interest in, and pledges to, Secured Party the "Partnership Collateral" (hereinafter defined) to secure the performance and payment by Debtors of any and all indebtedness and obligations now or hereafter owing by Debtors or any of them to Secured Party, including, without limitation, pursuant to or under (i) each of the Promissory Notes; (ii) this Agreement; and (iii) any and all Other Documents.

         The indebtedness and obligations of Debtors (or any of them) to Secured Party secured by this Agreement are referred to herein as the "secured indebtedness" or the "indebtedness secured hereby." The secured indebtedness includes, without limitation, any and all attorney's fees now or hereafter owing by Debtors to Secured Party.

Section II. Collateral.

         2.1 The collateral pledged by the Rawsons to Secured Party pursuant to the foregoing Section I hereof consists of (i) those shares of the common stock issued by Secured Party described in Exhibit "A" attached hereto, (ii) those other shares of the common stock issued by Secured Party and delivered by the Rawsons or either of them unto Secured Party or its custody as contemplated



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by Section 2.5 hereinbelow, and (iii) any and all shares and other rights received by the Rawsons or either of them from the issuer thereof in replacement, substitution, or redemption of such shares described in the immediately foregoing clauses (i) and (ii) or as a result of any share split or reverse share split, together with any and all proceeds thereof, as the term "proceeds" is defined by Article 9 of the Texas Business and Commerce Code (herein collectively referred to as the "Rawson Collateral").

         2.2 The collateral pledged by the Partnership to Secured Party pursuant to the foregoing Section I hereof consists of (i) those shares of the common stock issued by Secured Party described in Exhibit "B" attached hereto, (ii) those other shares of the common stock issued by Secured Party and delivered by the Partnership unto Secured Party or its custody as contemplated by Section 2.5 hereinbelow (collectively, the "Partnership Shares"), and (iii) any and all shares and other rights received by the Partnership from the issuer thereof in replacement, substitution, or redemption of such shares described in the immediately foregoing clauses (i) and (ii) or as a result of any share split or reverse share split, together with any and all proceeds thereof, as the term "proceeds" is defined by Article 9 of the Texas Business and Commerce Code (herein collectively referred to as the "Partnership Collateral").

         2.3 The Rawson Collateral and the Partnership Collateral shall be herein collectively referred to as the "Collateral".

         2.4 Each of the Debtors shall deliver all certificates or other instruments representing the Collateral to Secured Party, together with appropriate instruments of transfer executed in blank, to be held by Secured Party during the period that such items constitute Collateral under this Agreement.

         2.5 Each of the Debtors hereby agrees with Secured Party that the "Value" (hereinafter defined) of the Collateral shall at all times during the term hereof be equal to at least 125% (the "Required Percentage") of the indebtedness secured hereby from time to time, including both principal and accrued, unpaid interest thereon, and all other costs, expenses and other amounts owing under or pursuant to each of the Promissory Notes, this Agreement and any and all of the Other Documents (the product of the Required Percentage times the indebtedness secured hereby from time to time, shall be referred to in this Section 2.5 as the "Required Collateral Value"). Accordingly, the Debtors and the Secured Party hereby agree as follows:

         (a) if at any time during the term hereof, the Value of the Collateral is less than the Required Collateral Value, each of the Debtors hereby jointly and severally agrees and obligates itself to deliver unto Secured Party or its custody such additional share certificates (the "Additional Shares") evidencing that number of shares of the common stock issued by Secured Party and owned by such Debtor as are sufficient so that, as of the applicable date of determination, the Value of the total number of shares held by Secured Party as Collateral hereunder shall be at least equal to the Required Collateral Value as determined as of such date.



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         (b) if at any time during the term hereof, the Value of the Collateral is greater than the Required Collateral Value for a period of 89 consecutive days after the date of any such determination, then upon 30 days prior written request of the Debtors, the Secured Party agrees to release from the security interest of this Agreement a portion of the Shares (the "Excess Shares") so that the Value of the Collateral is equal to the Required Collateral Value as of the day that the Excess Shares are released; it being expressly agreed that, in the event the share certificates then held by Secured Party, either individually or in combination with other such share certificates, do not represent exactly the number of Excess Shares to be released, Secured Party shall have the right to, and is hereby directed and authorized by Debtors to, deliver such share certificates to the transfer agent of the issuer of the share certificates so that the issuer may issue two new certificates in exchange therefor, one representing the Excess Shares being released (which shall be delivered to the Debtors pursuant hereto) and one representing the remainder of the Shares of such share certificates to be continued to be held by Secured Party as Collateral hereunder.

Each time that Additional Shares are delivered unto Secured Party or Secured Party releases any Excess Shares from the security hereof, the parties hereto agree to amend Exhibits "A" and "B" attached hereto, as the case may be, accordingly.

         (c) For purposes of this Section 2.5, the Value of the Collateral on each day of determination shall be equal to the product of (i) the number of shares of common stock issued by Secured Party and which, on the relevant date of determination constitute Collateral hereunder times (ii) the closing price for such shares (on an individual basis) as quoted by the New York Stock Exchange (or successor thereto) at the close of business on the last trading day immediately preceding the relevant date of determination, as reported in the Wall Street Journal.

Section III. Payment Obligations of Debtors.

         Debtors hereby jointly and severally obligate themselves to pay to Secured Party on written demand delivered by Secured Party to Debtors all reasonable costs and expenses, including attorney's fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under this Agreement, plus interest thereon from date of demand until paid at the rate of ten percent (10%) per annum.

Section IV. Representations and Warranties.

         Debtors represent and warrant that:

         4.1 The Collateral is free from all liens, claims, demands, equities or other security interests created or suffered by Debtors other than the interest created by this Agreement.

         4.2 Debtors own the Collateral and have the right to pledge the same and to transfer any interest therein; all consents required for the pledge of the Collateral have been obtained; and



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Debtors warrant and will forever defend their title to the Collateral against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof.

         4.3 The execution, delivery and performance by Debtors of this Agreement does not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Debtors or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time or both) under any indenture or loan, credit or other agreement to which Debtors or any of them are or is a party or by which Debtors or any of Debtors' property may be bound or affected.

         4.4 This Agreement constitutes the legal, valid and binding obligation of Debtors, enforceable against Debtors in accordance with its terms.

         4.5 No authorization, consent, approval, license, order or exemption of, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Debtors of this Agreement or to the enforcement hereof by Secured Party.

Section V. Covenants.

         5.1 Debtors covenant and agree with Secured Party as follows:

             (a) Debtors will furnish to Secured Party such stock powers and other instruments as may reasonably be required by Secured Party to facilitate the transfer of the Collateral.

             (b) Debtors will cause to be paid prior to delinquency all taxes and assessments hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the interest created by this Agreement.

             (c) If the validity of this Agreement, any provision hereof, or the priority of the security interest granted by this Agreement is challenged or questioned, or if any legal proceedings are instituted with respect thereto, Debtors will give prompt written notice thereof to Secured Party and, at Debtors' own cost and expense, will take all necessary and proper steps for the defense of such legal proceedings.

             (d) Debtors will on request of Secured Party (i) promptly correct any defect or error which may be discovered in any instrument or document executed by Debtors for the purpose of giving effect to this Agreement or of fulfilling the obligations of Debtors under this Agreement; (ii) execute, acknowledge, deliver and record or file such further instruments and documents (including financing statements and continuation statements) and do such further acts as may reasonably be necessary, desirable or proper to carry out more effectively the purposes of this Agreement; and (iii) Debtors will pay all reasonable costs connected with any of the foregoing.



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             (e) Debtors will not sell, exchange, lend, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein, or permit any of the foregoing, without the prior written consent of Secured Party.

             (f) Debtors hereby obligate themselves, jointly and severally, to pay (or reimburse Secured Party) for all reasonable filing fees, taxes, brokerage fees and commissions, Uniform Commercial Code search fees, escrow fees, attorney's fees, and all other costs and expense of every character incurred by Secured Party in connection with this Agreement or the Collateral and will reimburse Secured Party for all such expenses incurred by it. Debtors hereby obligate themselves, jointly and severally, to pay (or reimburse Secured Party) for its reasonable expenses and expenditures, including reasonable attorney's fees and legal expenses, incurred or expended in connection with Secured Party's rightful exercise of its rights and remedies hereunder and/or Secured Party's protection of the Collateral and its security interest therein. Amounts to be paid hereunder by Debtors to Secured Party will be payable upon written demand from Secured Party delivered to Debtors and will bear interest from date of demand until paid at the rate of ten percent (10%) per annum.

             (g) Debtors will furnish to Secured Party such information as Secured Party may reasonably request with respect to the Collateral.

         5.2 If Debtors fail to perform any act (including the payment of money) which this Agreement requires of Debtors, Secured Party, in Debtors' names or in its own name, may, but is not obligated to, perform or cause to be performed such act, and any expenses so incurred by Secured Party will be payable by Debtors upon written demand from Secured Party delivered to Debtors and will bear interest from date of demand until paid at the rate of ten percent (10%) per annum.

Section VI. Voting Rights.

         Unless and until an "Event of Default" (hereinafter defined) occurs, Debtors are entitled to exercise all voting and consensual powers and rights relating to the Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement.

Section VII. Event of Default.

         It will be an Event of Default under this Agreement if there occurs any default in Debtors' performance of their obligations under this Agreement or in the payment of any of the secured indebtedness when due or declared due which default is not cured within fifteen (15) days following Debtors' receipt of notice from Secured Party of such default (herein referred to as an "Event of Default").



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Section VIII. Remedies in Event of Default.

         8.1 Upon the occurrence of any Event of Default, and at any time thereafter if such Event of Default has not been cured, Secured Party may, after giving all notices required by law or this Agreement, sell the Collateral or any part thereof in accordance with all applicable laws and regulations at public or private sale or by sale at a broker's board or on a securities exchange. If (i) the Collateral is sold at public sale or (ii) the Collateral is sold at a private sale and is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Secured Party may be the purchaser of the Collateral and may apply the purchase price therefor against the indebtedness secured hereby. Ten (10) days prior to any public sale of the Collateral or ten (10) days prior to the date after which the Collateral may be sold at private sale, Secured Party shall give to Debtors at the address set forth herein notice of Secured Party's intention to make such public or private sale. Such notice, in case of public sale, must state the time and place fixed for the sale, and in case of sale at a broker's board or on a securities exchange, must state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold will first be offered for sale at such board or exchange. Any such public sale will be held at such time or times, during ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party will not be obligated to make any sale pursuant to any such notice. If any part of the Collateral is sold on credit or for future delivery, Secured Party will retain the Collateral so sold until the full purchase price is paid by the purchaser thereof. If such purchaser fails to pay for Collateral so sold, Secured Party may again act to sell the Collateral in compliance with this Agreement and applicable law. Each of the methods of disposition described in this Section are deemed to constitute disposition in a commercially reasonable manner. Notwithstanding anything to the contrary contained herein, the Federal Securities Act of 1933, as amended, other applicable federal and state laws and regulations, and conditions or limitations stated on the face or back of the certificates representing the Collateral may impose restrictions or limitations on Secured Party's ability to dispose of all or part of the Collateral in the enforcement of its rights and remedies hereunder. Therefore, upon the occurrence of an Event of Default, Secured Party is authorized to sell the Collateral or any part thereof at one or more private sales at which the prospective bidders and purchasers are restricted to persons who represent and warrant that they will purchase the Collateral or a portion thereof for investment for their own accounts and not with a view to distributing or reselling same, in a manner which will not require that the Collateral, or any part thereof, be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law of regulations, at the best price reasonably obtainable by Secured Party at any such private sale or other disposition in the manner mentioned above. Debtors agree (i) that if the Secured Party sells the Collateral, or any portion thereof, at a private sale or sales under this Section, Secured Party will have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable therefor upon such a private sale, and (ii) that in the absence of fraud, sale of the Collateral or portion thereof at such price will be conclusive evidence that Secured Party obtained the reasonable fair market value.



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         8.2 Upon the occurrence of any Event of Default, and at any time thereafter, Secured Party shall have the rights of a secured party after default under the Texas Business and Commerce Code, as modified by this Agreement. In connection with the exercise of those rights or of any other rights of Secured Party granted by this Agreement:

             (a) written notice given to Debtors as provided herein ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made constitutes reasonable notice;

             (b) so long as any portion of the secured indebtedness remains outstanding, sale by Secured Party of less than the whole of the Collateral will not exhaust the rights of Secured Party hereunder, and Secured Party may make successive sales hereunder until the whole of the Collateral shall be sold; and

             (c) Secured Party may appoint or delegate any one or more persons as its agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

         8.3 The remedies provided for in this Agreement are cumulative of all remedies provided for in any other agreement securing payment of the secured indebtedness and all other applicable remedies existing at law or in equity, and resort to any remedy provided for in this Agreement or under any other agreement or by law will not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         8.4 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Secured Party, and no such action will in any manner be considered as a waiver of any of the rights, benefits or security interest evidenced by this Agreement.

Section IX. Additional Agreements.

         9.1 Upon the payment and performance in full of the secured indebtedness, all of Secured Party's rights under this Agreement will terminate, the Collateral will automatically be released from the security interest evidenced hereby, and all documents and instruments filed in any public office for the perfection of such security interest will be released, canceled and terminated by Secured Party in due form at Debtors' cost.

         9.2 Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. Failure alone by Secured Party to exercise any right, power or remedy upon any default may not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder



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will, without more, exhaust the same or will preclude any other or further exercise thereof. No modification or waiver of any provision hereof nor consent to any departure by Debtors therefrom will be effective unless the same is in writing and signed by Secured Party, and then such waiver or consent will be effective only in the specific instances, for the purpose for which given and to the extent therein specified. Acceptance by Secured Party of any payment in an amount less than the amount then due on any secured indebtedness will be deemed an acceptance on account only and will not in any way affect the existence of a default hereunder.

         9.3 Secured Party may at any time and from time to time in writing (i) waive compliance by Debtors with any covenant herein made by Debtors to the extent and in the manner specified in such writing; (ii) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (iii) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness without impairing or releasing the liability of any other party. No such act will in any way impair the rights of Secured Party hereunder or impair or release the liability of any party except to the extent specifically agreed by Secured Party in such writing.

         9.4 The security interest and other rights of Secured Party hereunder will not be impaired by any indulgence, moratorium or release granted by Secured Party, including, but not limited to, (i) any renewal, extension or modification which Secured Party may grant with respect to any secured indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (iii) any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

         9.5 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement will be sufficient as a financing statement.

         9.6 If ownership of the Collateral or any part thereof becomes vested in a person other than Debtors, Secured Party may, without notice to Debtors, deal with such successor or successors in interest with reference to this Agreement and to the indebtedness secured hereby in the same manner as with Debtors; provided, however, that the foregoing shall not limit, diminish, alter or otherwise affect Debtors' covenants set forth in Section 5.1(e) hereinabove. No sale of the Collateral, no forbearance on the part of Secured Party and no extension of the time for the payment of the indebtedness secured hereby given by Secured Party will operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtors or any other person for the payment of the indebtedness secured hereby, except as set forth in Section X hereinbelow.

         9.7 Any notices, offers, approvals and other communications hereunder must be in writing and, except when receipt is required to start the running of a period of time, will be deemed given the second day after its mailing by one party by certified or registered United States mail, postage prepaid and return receipt requested, to the other party addressed as set forth in the first paragraph of this Agreement. Any writing which may be mailed pursuant to the foregoing may also



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be delivered by hand or transmitted by telegraph, telex or telecopier and will be effective when received by the addressee. Either party may, from time to time, specify as its address for purposes of this Agreement any other address by giving ten (10) days' prior written notice thereof to the other party.

         9.8 This Agreement is binding upon, and inures to the benefit of, Secured Party, Debtors, and their respective successors, heirs and assigns.

         9.9 If any term or provision of this Agreement or the application hereof to any person or circumstance is invalid or unenforceable to any extent, the remainder of this Agreement will not be affected thereby, and each term and provision of this Agreement will be valid and in force to the fullest extent permitted by law.

         9.10 Secured Party may, at any time after the occurrence of an Event of Default, personally or by an agent designated by it, execute, sign, endorse, transfer or deliver in the name of Debtors, notes, checks, drafts or other instruments for the payment of money and receipts or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement. Any third party acting in good faith may rely on the affidavit of Secured Party that an Event of Default has occurred for all purposes under this Agreement and is released by Debtors from and against any claim by Debtors for any action undertaken in such reliance.

         9.11 Secured Party's duty with respect to the care and custody of the Collateral is solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession. Secured Party will not be responsible in any way for any depreciation in the value of the Collateral, nor does any duty or responsibility whatsoever rest upon Secured Party to act to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the duty of the Secured Party being solely to receive collections, remittances and payments on such Collateral as and when made to Secured Party. If Debtors instruct Secured Party, in writing or orally, to deliver any or all of the Collateral to a broker or other third person, and Secured Party agrees to do so, the following conditions are deemed conclusively to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtors at the time of such agreement: (i) Secured Party assumes no responsibility for verifying the genuineness or authenticity of the authority of any person purporting to be a messenger, employee or representative of the broker or other third person to whom Debtors have directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by any such person; (ii) by requesting any such delivery, Debtors will be considered to have assumed all risk of loss as to the Collateral; (iii) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be the broker or other third person described by Debtors, or a messenger, employee or representative thereof, and
(iv) Secured Party and Debtors expressly agree that compliance by Secured Party with the immediately foregoing clause (iii) constitutes reasonable care.

         9.12 The headings of the various subdivisions of this Agreement are for convenience of reference only and do not define or limit any of the terms or provisions hereof. All pronouns are



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deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Terms used in this Agreement which are defined in the Texas Business and Commerce Code are used with the meanings as therein defined.

         9.13 All obligations of Debtors hereunder shall be joint and several.

         9.14 This Agreement is governed by and will be construed in accordance with the laws of the State of Texas and when and where applicable, the laws of the United States of America.

         9.15 It is the intention of Debtors and Secured Party to comply strictly with all applicable usury laws. Interest on the indebtedness secured hereby, however denominated, shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, collected, or received under applicable law; any interest collected or received in excess of such maximum nonusurious amount shall be deemed a mistake and credited against the unpaid principal balance then outstanding of the indebtedness secured hereby or, if such indebtedness has been repaid in full, refunded to Debtors, and the effective interest rate shall automatically be reduced to the maximum nonusurious contract rate and amount allowed for such indebtedness under applicable law. This provision shall override all demands and charges, the effect of all prepayments, and all contrary provisions in this Agreement, the instruments which evidence the indebtedness secured hereby, and any and all other instruments, documents, or other agreements executed as security for such indebtedness or otherwise in connection therewith, whether now existing or hereafter executed.

Section X. Recourse Obligation.

         It is the express understanding of the Debtors and Secured Party that any judgment for the repayment of the indebtedness secured hereby or interest thereon will be enforced first against the Collateral and, second only to the extent that the indebtedness evidenced by the Promissory Notes or interest thereon is not satisfied by the Collateral, against the Rawsons or either of them personally or any property of the Rawsons or either of them to the full extent of such deficiency, but not against the Partnership or, except for the Collateral, any of its property, in any action to collect any amount payable hereunder or to enforce performance of any of the other provisions of this Agreement; provided, however:

                  (a) Nothing herein contained shall be construed as limiting or impairing the enforcement against the Collateral or otherwise prohibiting Secured Party from exercising any and all remedies which this Agreement, the Promissory Notes, or any other document, instrument or other agreement executed as security for or otherwise in connection with the indebtedness secured hereby (herein referred to collectively as the "Other Documents") permit, so long as the exercise of any remedy shall only extend to execution against or recovery out of any property of the Rawsons or either of them in addition to the Collateral in any action to foreclose the security interest and pledge hereof or to collect any indebtedness secured hereby at such time as the Collateral is fully exhausted and then only to the extent any deficiency was not satisfied by the Collateral;



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                  (b) Debtors shall be fully and personally liable, jointly and severally, for any and all costs, expenses and other sums payable to third parties (including, without limitation, attorney's fees and court costs) paid or incurred by Secured Party to enforce the indebtedness secured hereby, to protect or enforce Secured Party's security interest in the Collateral or otherwise to enforce its rights under or pursuant to this Agreement, or to enforce its rights under or pursuant to any one or more of the Other Documents, together with interest thereon at the rate of ten (10) percent per annum.

Section XI. Amendment and Restatement.

      Without in any way limiting the grant set forth in Section I hereinabove, this Agreement is executed to amend and restate in its entirety that certain Amended and Restated Security Agreement-Pledge effective as of December 16, 1996 (the "Amended Security Agreement"). Debtors hereby acknowledge and agree (i) that as of the date hereof the liens, pledge and security interests (collectively, the "Security Interests") granted in the Amended Security Agreement and the Original Security Agreement are fully valid and subsisting as first priority Security Interests securing the indebtedness secured hereby, including, without limitation, the indebtedness evidenced by the Promissory Notes, and hereby ratify and confirm the Security Interests, (ii) that the Security Interests are not released or extinguished hereby or are subject to any defense or counterclaim of any kind whatsoever, and (iii) that the Security Interests are continued and carried forward by this Agreement and shall remain in full force and effect as security for the indebtedness secured hereby, including, without limitation, the Promissory Notes, pursuant to the terms and provisions of this Agreement.

         EXECUTED on the dates of the acknowledgments below, to be effective as of July 13, 1998.

                               SECURED PARTY:

                               ADMINISTAFF, INC.


                               By:  /s/ PAUL J. SARVADI
                                   --------------------------------------------
                                    Paul J. Sarvadi,
                                    President and Chief Executive Officer


                               DEBTOR:


                                /s/ RICHARD G. RAWSON
                               ------------------------------------------------
                               Richard G. Rawson

                               DEBTOR:


                               /s/ DAWN RAWSON
                               -------------------------------------------------
                               Dawn Rawson


                               DEBTOR:

                               RDKB RAWSON L.P., a Texas Family Limited
                               Partnership


                               By:  /s/ RICHARD G. RAWSON, Gen Partner
                                    --------------------------------------------
                                    Richard G. Rawson, General Partner


STATE OF TEXAS          )
                        )
COUNTY OF MONTGOMERY    )

         This instrument was acknowledged before me on the 16th day of July, 1998, by Paul J. Sarvadi, President and Chief Executive Officer of Administaff, Inc., a Delaware corporation, on behalf of said corporation.


                                          /s/ LINDA F. PERRY
                                        ----------------------------------------
                                        Notary Public, State of Texas

[SEAL]                                  ----------------------------------------
                                        (Stamped or Printed Name of Notary)
                                        My Commission Expires:
                                                               -----------------

STATE OF TEXAS          )
                        )
COUNTY OF MONTGOMERY    )

         This instrument was acknowledged before me on the 13th day of July, 1998, by Richard G. Rawson.


                                          /s/ LINDA F. PERRY
                                        ----------------------------------------
                                        Notary Public, State of Texas

[SEAL]                                  ----------------------------------------
                                        (Stamped or Printed Name of Notary)
                                        My Commission Expires:
                                                               -----------------



STATE OF TEXAS          )
                        )
COUNTY OF MONTGOMERY    )

         This instrument was acknowledged before me on the 13th day of July, 1998, by Dawn Rawson.


                                          /s/ LINDA F. PERRY
                                        ----------------------------------------
                                        Notary Public, State of Texas

[SEAL]                                  ----------------------------------------
                                        (Stamped or Printed Name of Notary)
                                        My Commission Expires:
                                                               -----------------



STATE OF TEXAS          )
                        )
COUNTY OF MONTGOMERY    )


         This instrument was acknowledged before me on the 13th day of July, 1998, by Richard G. Rawson, General Partner of RDKB Rawson L.P., a Texas Family Limited Partnership, on behalf of said partnership.



                                          /s/ LINDA F. PERRY
                                        ----------------------------------------
                                        Notary Public, State of Texas

[SEAL]                                  ----------------------------------------
                                        (Stamped or Printed Name of Notary)
                                        My Commission Expires:
                                                               -----------------

                                                                        (Rawson)
                                    EXHIBIT A
           TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT - PLEDGE
                            DATED AS OF JULY 13, 1998
                   EXECUTED BY RICHARD G. RAWSON, DAWN RAWSON
                        AND RDKB RAWSON L.P., AS DEBTORS,
                     AND ADMINISTAFF, INC. AS SECURED PARTY



               Common Stock Certificate No. ASF 1855 (48,982 shares) issued by Administaff, Inc., a Delaware corporation.

                                                                   (Partnership)
                                    EXHIBIT B
           TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT - PLEDGE
                            DATED AS OF JULY 13, 1998
                 EXECUTED BY RICHARD G. RAWSON, DAWN RAWSON AND
                          RDKB RAWSON L.P., AS DEBTORS,
                     AND ADMINISTAFF, INC. AS SECURED PARTY



                None.